                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      June 16, 2004
                                                 -----------------------




                     Citigroup Global Markets Holdings Inc.
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             (Exact name of registrant as specified in its charter)


      New York                    1-15286                     11-2418067
      ---------------          ------------                 -------------------
      (State or other          (Commission                  (IRS Employer
      jurisdiction of          File Number)                 Identification No.)
      incorporation)

           388 Greenwich Street, New York, New York          10013
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           (Address of principal executive offices)        (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)
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                    CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                          Current Report on Form 8-K

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


      Exhibits:

     Exhibit No.  Description
     -----------  -----------
        1.01      Terms Agreement, dated June 16, 2004, between the Company and
                  Citigroup Global Markets Inc., as the underwriter, relating to the offer and sale of the Company's Index LeAding StockmarkEt
                  Return Securities (Index LASERS(SM)) Based Upon the Nikkei 225
                  Stock Average Due June 19, 2008.

        4.01      Form of Note for the Company's Index LeAding StockmarkEt
                  Return Securities (Index LASERS(SM)) Based Upon the Nikkei 225
                  Stock Average Due June 19, 2008.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: June 21, 2004                CITIGROUP GLOBAL MARKETS
                                          HOLDINGS INC.



                                       By:  /s/ Mark I. Kleinman
                                          -------------------------------
                                          Name:  Mark I. Kleinman
                                          Title: Executive Vice President
                                                 and Treasurer